UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 21, 2024

TETRA Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13455	74-2148293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTI	New York Stock Exchange
Preferred Share Purchase Right	NA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting was held on May 21, 2024.
(b)	The following matters were voted upon by the stockholders of the Company at the Annual Meeting:
	(i)	Item 1 – the election of eight members to the Company’s Board of Directors;
	(ii)	Item 2 – the advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;
	(iii)	Item 3 – ratification of the approval of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
	(iv)	Item 4 – stockholder proposal regarding the right of stockholders to act by written consent.

The matters listed above are described in detail in the Proxy Statement.

Item 1 - Election of Directors – the nominees listed below were elected directors with the respective votes set forth opposite their names:

	Votes For	Votes Withheld
Mark E. Baldwin	75,455,158	5,571,655
Thomas R. Bates, Jr.	74,566,001	6,460,812
Christian A. Garcia	74,524,864	6,501,949
John F. Glick	75,126,364	5,900,449
Angela D. John	76,277,936	4,748,877
Sharon B. McGee	73,239,264	7,787,547
Brady M. Murphy	75,447,212	5,579,601
Shawn D. Williams	75,404,743	5,622,070

As previously disclosed in the Proxy Statement, in connection with the Annual Meeting, Gina A. Luna’s service as a director concluded upon the expiration of her term at the Annual Meeting. Immediately following the Annual Meeting, the Board decreased the size of the Board to eight members.

Item 2 – Advisory Vote to Approve the Compensation of Named Executive Officers – the stockholders approved, on a non-binding basis, compensation of the named executive officers as described in the Proxy Statement with the following votes:

Votes For	Votes Against	Votes Abstained
74,649,508	5,931,564	445,741

Item 3 – Ratification of Auditors – the stockholders approved the appointment of Grant Thornton LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2024. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained
96,567,969	204,079	380,258

Item 4 – Stockholder Proposal – stockholder right to act by written consent – the stockholders did not approve the stockholder proposal regarding the right to act by written consent. The votes were as follows:

Votes For	Votes Against	Votes Abstained
33,654,330	46,893,550	478,933

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Brady M. Murphy
Brady M. Murphy
President and
Chief Executive Officer

Date:	May 23, 2024
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